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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 14, 1997, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-38593) and related Prospectus of USA Technologies, Inc. dated February 4, 1998.






                                                      /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 1998